UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 20, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 23, 2015, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing the completion of the Company’s stapled rights offering (the “Rights Offering”) with respect to its holders of common stock, which expired at 5:00 p.m., New York City time, on February 20, 2015. With the completion of this portion of the Rights Offering, all shares of the Company’s common stock (the “Common Stock”) will trade under ticker symbol “SGRH” and CUSIP 82670K201.

In addition, the Company announced that preliminary results indicate that this portion of the Rights Offering was oversubscribed, and as such, the Company anticipates issuing 9,751,773 shares of common stock to subscribing common stockholders, for aggregate gross proceeds of $55 million. The Company anticipates that Computershare Inc. and Computershare Trust Company, N.A., who are serving collectively as subscription agent (“Computershare”), will complete their review and tabulation of subscriptions and oversubscriptions, on or before February 25, 2015.

As previously disclosed, the closing of the Rights Offering and the issuance of the shares of common stock to subscribing holders are contingent upon the consummation of the previously announced pending acquisition (the “Real Alloy Acquisition” and formerly referred to as the “GRSA Acquisition”) by the Company’s indirect wholly owned subsidiary, Real Alloy Holding, Inc. (formerly SGH Acquisition Holdco, Inc.), of the global recycling and specification alloys business of Aleris Corporation. The Company presently anticipates that the Real Alloy Acquisition will close on or about February 27, 2015, and, as a result, that Computershare will distribute the shares issuable to common stockholders in respect of valid subscriptions and fulfilled oversubscriptions as well as refund checks for unfulfilled oversubscriptions as soon as practicable after the closing of the Real Alloy Acquisition.

The above-referenced expiration and proposed schedule for share issuance relates only to the subscription rights distributed to the holders of the Company’s common stock in the Rights Offering, and not to the 843,000 shares of common stock available for subscription and oversubscription by holders of the Company’s 1.5 million outstanding warrants. As previously announced, the warrant-related portion of the Rights Offering is anticipated to expire, at 5:00 p.m. on April 28, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ThE Rights Offering is being made only by means of the prospectus supplement, dated January 29, 2015. THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF SIGNATURE GROUP HOLDINGS, INC., NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS. THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of Signature Group Holdings, Inc., dated February 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: February 23, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Signature Group Holdings, Inc., dated February 23, 2015.